Prospectus Supplement
John Hancock Variable Insurance Trust
Fundamental Large Cap Value Trust (the fund)
Supplement dated June 16, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective June 12, 2025 (the Effective Date), Emory W. (Sandy) Sanders, Jr., CFA no longer serves as a portfolio manager of the fund. Accordingly, as of the Effective Date, all references to Emory W. (Sandy) Sanders, Jr. were removed from the Summary Prospectus. Effective immediately, Jonathan T. White, CFA is added as a portfolio manager of the fund. Nicholas P. Renart will continue as a portfolio manager of the fund, and together with Jonathan T. White are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, the following information is added under the heading “Portfolio management” in the “Fund summary” section for the fund:
Jonathan T. White, CFA
Senior Portfolio Manager
Managed the fund since 2025
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.